Stewardship Outreach July 2024 Exhibit 99.1

Forward-looking statements Forward-looking statements – Statements made in this presentation that are not statements of historical or current facts, such as those related to our ability to advance our growth strategies and develop innovations for, transform and improve healthcare, our financial position and capital deployment strategies, our ability to fund and conduct share repurchases pursuant to the existing share repurchase authorization and the potential benefits thereof (including the existing accelerated share repurchase transaction, which could be affected by volatility or disruptions in the capital markets or other factors), the payment of dividends at current levels or at all, and the effectiveness of our executive compensation programs, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “remains committed to,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to risks and uncertainties, many of which are outside Premier’s control. More information on risks and uncertainties that could affect Premier’s business, achievements, performance, financial condition and financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Premier’s periodic and current filings with the SEC, including those sections of Premier’s Form 10-K for the year ended June 30, 2023, and subsequent Quarterly Reports on Form 10-Q. Premier’s periodic and current filings with the SEC are made available on Premier’s website at investors.premierinc.com. Forward-looking statements speak only as of the date they are made, and Premier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events that occur after that date, or otherwise.

Through collaboration with our member health systems, customers and other stakeholders and leveraging technology-based solutions and supply chain capabilities, we help improve the delivery of healthcare while effectively reducing costs. Premier Inc. A Purpose-Driven Healthcare Company

A Highly Differentiated Business Model DELIVERING MEANINGFUL INSIGHTS AND SOLUTIONS Strategic and collaborative member relationships built on trust Comprehensive and scalable technology and services platform powered by one of the broadest and deepest data sets in the healthcare industry + Healthcare providers Governments Payers Life sciences companies Suppliers Providing clinicians with timely, critical insights to help determine the best care protocols for their patients Connecting patients to necessary care faster and more efficiently – and with less paperwork Building a smarter, more resilient and technology-enabled supply chain to ensure providers always have access to a competitive, stable and diverse market for medical supplies, pharmaceuticals, capital equipment, business supplies and professional services SERVING Saving healthcare providers millions of dollars through automation of purchasing and payment processes

What We Do Best Together with our Members, Premier Accelerates Innovation in Healthcare Network of more than 4,350 hospitals and health systems and approximately 300,000 other providers and organizations AI-enabled technology and services platform driving insights to action Billions of data points providing unique visibility into care delivery and the supply chain, end-to-end We express solutions through technology, services and programs We scale quickly using the power of the Premier Alliance We identify innovation catalysts

Delivering Innovative Solutions to Drive Growth Performance Services Supply Chain Services Large-Scale Provider Network GROUP PURCHASING ORGANIZATION Collective purchasing power designed to lower non-labor costs without sacrificing outcomes across acute and non-acute segments Supply chain co-management and workforce enhancement capabilities Proprietary suite of AI-enabled clinical, margin and value-based care technology solutions Supply chain-focused digital invoicing and payments platform

Multi-lever Growth Strategy Supported by Strong Foundation Multi-lever Growth Strategy Strengthen and build capabilities Grow and deepen relationships Create and deliver innovative solutions Expand into adjacent markets Strong, stable cash flow supports investments in growth Comprehensive technology and services platform Innovation driven by strength of member network, diverse capabilities, robust data, acquisitions and talent Highly engaged culture

Experienced Leadership Team



Mike Alkire
PRESIDENT AND CEO
21 years Premier,
21 years healthcare
Cap Gemini Ernst & Young



Leigh Anderson
CHIEF OPERATING OFFICER
11 years Premier,
25+ years healthcare informatics
Hospital Corporation of America, HealthTrust, GHX



Lisa Benna
CHIEF HUMAN RESOURCES OFFICER
30+ years human resources
20+ years biotech / pharmaceuticals
G1 Therapeutics, GlaxoSmithKline, Wyeth Pharmaceuticals



Andy Brailo
CHIEF COMMERCIAL OFFICER
23 years Premier,
25+ years healthcare
C.R. Bard, GHX



Crystal Climer
CHIEF ACCOUNTING OFFICER
8 years Premier,
20+ year accounting
BSN Medical



Kaycee Kalpin
CHIEF MARKETING OFFICER
10 years Premier,
17 years marketing
American College of Cardiology, CardioSmart



David Klatsky
GENERAL COUNSEL
8 years Premier,
30+ years healthcare
McDermott, Will & Emery



Joe Machicote
CHIEF DIVERSITY AND INCLUSION OFFICER
30+ years DEI&B and human resources
Erickson Living, Snyder's-Lance, Compass Group



Craig McKasson
CHIEF ADMINISTRATIVE AND FINANCIAL OFFICER
27 years Premier,
30+ years healthcare
Ernst & Young



Bruce Radcliff
SENIOR VICE PRESIDENT OF SUPPLY CHAIN
15+ years healthcare provider operations and 10+ years supply chain
Advocate Aurora Health



Soumi Saha
SENIOR VICE PRESIDENT OF GOVERNMENT AFFAIRS
6 years Premier,
17 years healthcare policy
Academy of Managed Care Pharmacy, Kaiser Permanente, CVS/Caremark

© 2024. ALL RIGHTS RESERVED. | PREMIER INC. | 7

Commitment to Corporate Governance Drives Alignment and Accountability Enhancements to Corporate Governance Board committed to ongoing refreshment and adding diversity of skills, experience and perspectives 100% of directors own PINC stock Anti-hedging and anti-pledging policies Annual shareholder engagement program Directors are 44% diverse based on gender, race or ethnicity Board Vice Chair is female; three of five Board committee chairs are female Renomination capped at age of 72 Periodic committee membership rotation Individual director self- and peer- assessments Limits on other public company board service (total of 4 public company boards and total of 2 public boards for NEOs of publicly traded companies) Commitment to Diversity and Refreshment Independent Board Chair Independent key Board committees Annual review of succession planning 8 out of 9 directors are independent Director mentorship and continuing education programs Environmental, social and governance (ESG) oversight at Board level Leadership and Oversight

A “Fit-for-Purpose” Board of Directors Photo Board Member Age Board Tenure Primary Occupation Key Skills / Qualifications Independent Director Michael J. Alkire 61 3 President and CEO 30 years of operational, technology and business development leadership experience; joined Premier in 2003 - John Bigalke 69 5 CEO of Second Half Healthcare Advisors Financial, corporate accounting, business development and leadership experiences; serving on audit committees at other public and private companies + Helen M. Boudreau 58 4 Retired: former COO of Bill & Melinda Gates Medical Research Institute Financial background with more than 20 years in the healthcare industry; serves as chair of audit committees and on compensation committees for other public companies; NACD directorship certified. + Jody R. Davids 68 9 Retired: former SVP and Chief Information Officer at PepsiCo; currently serves on Paymentus’ Board of Directors Information technology, cybersecurity risk management, supply chain, logistics and distribution and executive leadership experience + Peter S. Fine 72 11 Retired: former President and CEO, Banner Health; currently serves on Jeenie’s Board of Directors 44 years healthcare industry experience and executive leadership experience at large healthcare system + Marc D. Miller 53 9 President and CEO, Universal Health Services 26 years healthcare industry experience and public company leadership experience + Marvin R O’Quinn 72 9 Retired: former president and COO, CommonSpirit Health 41 years healthcare industry experience and leadership experience serving in executive positions at large healthcare systems + Richard J. Statuto 67 11 Retired: former President and CEO of Bon Secours Health System 35 years healthcare industry experience and leadership experience at large healthcare systems + Ellen C. Wolf 70 11 Retired: former SVP and CFO of American Water Works Company Financial, corporate accounting, business development and leadership experience; served on audit & compensation committees of other company boards +

Board Diversity 44% Diverse Board Tenure Board Independence Age 66 years Average Age 88%  Independent Engaged and Diverse Board with Critical Skillset Board candidates who represent diverse mix of skills, perspectives, talents, backgrounds and education that will enhance decision-making process, oversee management’s execution of strategic objectives and reflect interests of stockholders are considered. Board Snapshot Board of Directors Experience and Skills Note: All figures are presented as of June 30, 2024.

Executive Compensation Program Aligned with Stockholder Value Creation 27% Time-Based Restricted Stock Units (RSUs) 40% Performance Shares (PSAs) 13% Base Salary Incentive-Based Compensation 20% Annual Bonus 2024 CEO Target Pay Mix 87% 2024 All Other NEOs Target Pay Mix 24% Base Salary Incentive-Based Compensation 20% Annual Bonus 34% Performance Shares (PSAs) 22% Time-Based Restricted Stock Units (RSUs) 76% Executive compensation levels aligned with market Pay mix emphasizes at-risk performance incentives Objective, measurable, rigorous performance metrics aligned with short- and long-term growth priorities Short- and long-term program payouts capped at 150% Double-trigger change-in-control equity vesting Stock ownership guidelines and holding requirements for executives and directors Clawback policy applicable to both cash and equity awards Robust anti-hedging and anti-pledging policies No supplemental retirement benefits

Performance Metrics Designed to Drive Top- and Bottom-Line Growth Fiscal 2024/2025 Program Highlights Consistency in weighting: Aggregate of financial measures total 60% Collective strategic measures total 40% Determine strategic measures on an annual basis Added Free Cash Flow metric in fiscal 2024 based on shareholder feedback Annual Cash Incentives Long-Term Incentives 60% PSAs 40% RSUs Performance Metrics 20% | Adj. EBITDA 20% | Revenue 20% | Free Cash Flow 40% | Strategic Measures Performance Metrics / Terms 3Y Adjusted EPS| 3Y cliff vest 3Y Ratable vesting Fiscal 2024/2025 Program Highlights Introduced 3-year ratable vesting for RSUs in fiscal 2024 Measures for fiscal 2025 PSAs are currently under review

Sustainability Practices Core to Strategy

Ethics and Compliance

Strong corporate governance and ethically responsible behavior

Continued achievement of **100% employee completion of our compliance education** courses including anti-corruption and human trafficking, fraud, waste and abuse, and Health Insurance Portability and Accountability Act (HIPAA).

2024 **World's Most Ethical Companies®** Honoree by Ethisphere (17th consecutive year)

Improving Community Health

Enhancing health outcomes and lowering costs for communities

Administered a substance use disorder program to help provide an **accessible, equitable solution** addressing behavioral and physical health needs.

Launched Health Equity Collaborative to support our members in meeting and exceeding new regulatory and payer requirements.

Partnered with Henry Ford Health to lead screening exams **for adults with diabetes experiencing inequities.**

Note: Figures presented as of May 31, 2024.
* Includes full-time employees who self-identify as either Native Hawaiian, Pacific Islander, American Indian, Alaskan Native, or as being of two or more races

Environmental Stewardship

Prioritizing responsible stewardship to create a healthy planet

Completed baseline greenhouse gas (GHG) emissions, calculating Scope 1 and Scope 2 emissions.

Completed initial alignment aligning with the recommendations of the **Task Force on Climate-related Financial Disclosures (TCFD).**

Continued to improve the data collection from our property managers to **enhance our GHG assessments and better understand the impact** of electricity and gas consumption at our facilities.

Responsible Supply Chain

Committed to a high quality, resilient and sustainably supply chain

Monitored quality, safety and value standards of supplier products and services with ongoing advice and oversight from 29 strategic sourcing committees representing approximately 150 of our U.S. hospital members.

Pioneered the development of supplier contracting standards for **assessing and promoting the cybersecurity** of internet-connected medical devices and equipment.

Annual social responsibility audits of contracted manufacturers by international third-party auditor

All suppliers required to abide by **Healthcare Group Purchasing Industry Code of Conduct**

Our People and Culture

"People First Growth Mindset" and resilient human capital management promotes engagement and retention

Gender (% of Workforce*)
54% Female
46% Male

DEIB (Diversity, Equity, Inclusion and Belonging) strategic pillars are designed to guide, accelerate and measure how we provide health and wellness solutions to an increasingly diverse world.

Designated one of **America's Greatest Workplaces** for Diversity in 2024 by Newsweek

Our **ONE PREMIER Growth Mindset** initiative is designed to intentionally enhance our culture of high performing individuals and teams by focusing on self-mastery, "real-talk" communication, and multi-level trust.

Bi-annual, "People First" employee engagement survey conducted by an independent third-party firm to provide real-time actionable insights, with [latest] survey showing **engagement score of 77**, exceeding the global benchmark of 74.

14% turnover rate in CY2023 and **retained 93% of high performers** in the CY.

Premier's 2023 Sustainability Report

© 2024. ALL RIGHTS RESERVED.
| PREMIER INC. | 13